POWER OF ATTORNEY

       The undersigned hereby constitutes and appoints Dale M. Gibbons and Randall S. Theisen the undersigned's true and lawful attorney-in-fact to:

1.	execute for and on behalf of the undersigned, in the undersigned's capacity as Executive Vice President of Northern Nevada Administration for Western
Alliance Bancorporation (the Company), Forms 3, 4 and 5 in accordance with
Section 16(a) of the Securities Exchange Act of 1934 and the rules thereunder;

2.	do and perform any and all acts for and on behalf of the undersigned, in the undersigned's capacity as executive of the Company, which may be necessary or desirable to complete the execution of any such Form 3, 4 or 5 and the timely filing of such form with the United States Securities and Exchange Commission and any other authority; and

3.	take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned.

       The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform all and every act and thing whatsoever requisite, necessary, and proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming, any of the undersigned's responsibilities to comply with Section 16 of the Securities Exchange Act of 1934. This Power of Attorney can only be revoked by delivering a signed, original Revocation of Power of Attorney to the attorney-in-fact.

	IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 27th day of January, 2010.


						James C. DeVolld
						Name:  James C. DeVolld
						Title:    Executive Vice President